TAXES ON INCOME (Schedule of Deferred Income Taxes) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets:
Operating and capital loss carry forwards	$ 12,900	$ 14,842
Reserves and allowances	2,022	948
Deferred tax asset before valuation allowance	14,922	15,790
Valuation allowance	(14,655)	(15,124)
Net deferred tax asset	267	666
Deferred tax liability		(157)
Net deferred tax asset	$ 267	$ 509